VARIABLE INTEREST ENTITY (Tables)	12 Months Ended
Jun. 30, 2021
Discontinued Operations and Disposal Groups [Abstract]
The following financial statement amounts and balances of its VIE were included in the accompanying consolidated financial statements after elimination of intercompany transactions and balances:

The Company’s ability to conduct its business through its VIE may be negatively affected if the PRC government were to carry out of any of the aforementioned actions. As a result, the Company may not be able to consolidate its VIE in its consolidated financial statements as it may lose the ability to exert effective control over its VIE and its respective shareholders and it may lose the ability to receive economic benefits from its VIE. The Company, however, does not believe such actions would result in the liquidation or dissolution of the Company, its PRC subsidiary and its VIE. There has been no change in facts and circumstances to consolidate the VIE. The following financial statement amounts and balances of its VIE were included in the accompanying consolidated financial statements after elimination of intercompany transactions and balances:

	Balance as of June 30, 2021	Balance as of June 30, 2020
Cash and cash equivalents	$702,979	$1,266,426
Notes receivable	76,743	125,798
Accounts receivable - non-related parties	3,638,354	3,069,629
Inventory	4,899,831	2,639,839
Advances to suppliers - non-related parties	749,975	530,670
Prepaid expenses and other current assets	62,251	58,103
Total Current Assets	10,130,133	7,690,465

Property, plant and equipment, net	6,787,525	6,568,874
Intangible assets, net	1, 508,583	1,424,404
Deferred tax assets	50,105	20,743
Total Assets	$18,476,346	$15,704,486

Short-term bank loan	$904,832	$2,034,735
Accounts payable	3,960,792	2,637,792
Advance from customers	150,110	27,501
Due to related parties	2,349,518	1,407,145
Accrued expenses and other current liabilities	49,968	61,856
Total Current Liabilities	7,415,220	6,169,029
Total Liabilities	$7,415,220	$6,169,029